UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES ACT OF 1934

                      ESTELLE REYNA, INC.
     (Exact name of registrant as specified in its charter)

     NEVADA                333-86518            75-3025152
(State or jurisdiction   (Commission       (I.R.S. Employer
of incorporation or         File           Identification Number)
   organization)            Number)

                        8343 East Earll
                   Scottsdale, Arizona 85251
            (Address of principal executive offices)

                          602-628-4915
      Registrant's telephone number, including area code)

                      Le Gourmet Co., Inc.
 (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     99.1  Press release regarding name change.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 8, 2003               Estelle Reyna, Inc.


                                 /s/  Dominique Einhorn
                                 ------------------------
                                 By: Dominique Einhorn
                                     Vice President